Execution Version

    Fifth Amendment to Credit Agreement

This Fifth Amendment to Credit Agreement (this “Fifth Amendment”) dated as of July 3, 2023, is among Crescent Energy Finance LLC (f/k/a Independence Energy Finance LLC), a Delaware limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), Collateral Agent and a Letter of Credit Issuer; and the Lenders signatory hereto.

    Recitals

A.    The Borrower, the Administrative Agent, the Collateral Agent, the Letter of Credit Issuers and the Lenders are parties to that certain Credit Agreement dated as of May 6, 2021 (as amended by the First Amendment to Credit Agreement, dated as of September 24, 2021, as amended by the Second Amendment to Credit Agreement, dated as of March 30, 2022, the Third Amendment to Credit Agreement, dated as of March 30, 2022, the Fourth Amendment to Credit Agreement, dated as of September 23, 2022, and as further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B.    The Borrower, the Administrative Agent and the Lenders party hereto (which constitute at least the Required Lenders) have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fifth Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Fifth Amendment refer to sections, exhibits and schedules of the Credit Agreement. In addition, as used in this Fifth Amendment, each of the following terms shall have the meaning set forth below:
“Assets” has the meaning assigned to such term in the Eagle Ford Purchase and Sale Agreement.

“Eagle Ford Acquisition” means the acquisition of the Assets pursuant to the terms and conditions of the Eagle Ford Acquisition Documents.

“Eagle Ford Acquisition Documents” means (a) the Eagle Ford Purchase and Sale Agreement and (b) all bills of sale, assignments, agreements, instruments and documents executed and delivered in connection therewith, as amended.

“Eagle Ford Purchase and Sale Agreement” means that certain Purchase and Sale Agreement (including all schedules, exhibits and annexes thereto), dated

May 2, 2023, by and among Mesquite Comanche Holdings, LLC, a Delaware limited liability company and SN EF Maverick, LLC, a Delaware limited liability company, collectively, as seller, and Javelin EF L.P., a Delaware limited partnership, as purchaser, as amended, restated, supplemented or otherwise modified from time to time.

Section 2.Amendments to the Credit Agreement on the Fifth Amendment Effective Date. Subject to the conditions precedent contained in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fifth Amendment Effective Date in the manner provided in this Section 2.
2.1Amendments to Section 1.1.
(a)The following definition is hereby amended and restated in its entirety to read as follows:
“Agreement” shall mean this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, as the same may from time to time be amended, restated, amended and restated, supplemented or otherwise modified.
(b)Each of the following definitions is hereby added where alphabetically appropriate to read as follows:
“Fifth Amendment” shall mean that certain Fifth Amendment to Credit Agreement, dated as of July 3, 2023, among the Borrower, the Administrative Agent and the Lenders party thereto.
“Fifth Amendment Effective Date” has the meaning assigned to such term in the Fifth Amendment.
2.2Amendment to Section 2.14(a). Section 2.14(a) is hereby amended and restated in its entirety to read as follows:
(a)Fifth Amendment Borrowing Base. For the period from and including the Fifth Amendment Effective Date to but excluding the first Redetermination Date to occur thereafter, the amount of the Borrowing Base shall be equal to $2,000,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to adjustments from time to time pursuant to the Borrowing Base Adjustment Provisions. For purposes of this Agreement the determination of the Borrowing Base on the Fifth Amendment Effective Date shall constitute the April 1, 2023 Scheduled Redetermination.
2.3Amendment to Section 2.14(e). Section 2.14(e) is hereby amended by replacing the phrase “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Fourth Amendment Effective Date and ending on the Scheduled Redetermination Date for the April 1, 2023 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000” contained therein with “(x) Permitted Additional Debt or Permitted Junior Lien Debt issued during the period commencing on the Fifth Amendment Effective Date and ending on the Scheduled Redetermination Date for the October 1, 2023 Scheduled Redetermination, in an aggregate principal amount of up to $500,000,000”.
Section 3.Conditions Precedent to Fifth Amendment Effective Date. This Fifth Amendment shall become effective on the date (such date, the “Fifth Amendment Effective

Date”) when each of the following conditions is satisfied (or waived in accordance with Section 13.1):
3.1Amendment. The Administrative Agent shall have received from the Required Lenders and each Obligor counterparts (in such number as may be reasonably requested by the Administrative Agent) of this Fifth Amendment signed on behalf of such Persons.
3.2Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fifth Amendment Effective Date, including (to the extent invoiced at least three (3) Business Days prior), reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3Eagle Ford Acquisition Closing. The Eagle Ford Acquisition shall have been (or contemporaneously with the Fifth Amendment Effective Date shall be) consummated in accordance with the terms of the applicable Eagle Ford Acquisition Documents without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such) without the written consent of the Lenders, and in connection therewith the Borrower (and/or one or more of its Restricted Subsidiaries) shall have acquired (directly or indirectly) at least 85% of the PV-9 of the total Proved Reserves attributable to the Assets evaluated in the most recently delivered Reserve Report.
3.4Acquisition Certificate. The Administrative Agent shall have received an officer’s certificate from the Borrower, certifying (i) that the Eagle Ford Acquisition has been consummated in accordance with applicable law and the terms of the Eagle Ford Acquisition Documents without giving effect to any waiver, modification or consent thereunder that is materially adverse to the interests of the Lenders (in their capacities as such) without the written consent of the Lenders, (ii) the Borrower (and/or one or more of its Restricted Subsidiaries) has acquired (directly or indirectly) at least 85% of the PV-9 of the total Proved Reserves attributable to the Assets evaluated in the most recently delivered Reserve Report, (iii) as to the final purchase price under the Eagle Ford Purchase and Sale Agreement after giving effect to all adjustments as of the closing date contemplated by the Eagle Ford Purchase and Sale Agreement and specifying, by category, the amount of such adjustment, (iv) that attached thereto is a true and complete list of the Assets that have been excluded from the Eagle Ford Acquisition pursuant to the terms of the Eagle Ford Purchase and Sale Agreement and (v) that true and complete executed copies of all Eagle Ford Acquisition Documents have been delivered to the Administrative Agent (together with all amendments, supplements, waivers or consents with respect to any provision thereof).
3.5Lien Releases. The Administrative Agent shall have received (i) evidence reasonably satisfactory to it that all Liens (other than Permitted Liens) on the Assets have been or shall be substantially concurrently with the Fifth Amendment Effective Date released or terminated, subject only to the filing of applicable terminations, releases or assignments and (ii) duly executed recordable terminations, releases or assignments in forms reasonably acceptable to the Administrative Agent with respect thereto.
3.6Promissory Notes. The Administrative Agent shall have received duly executed promissory notes payable to each Lender requesting a promissory note in a principal amount equal to its Maximum Credit Amount each dated as of the date hereof.
3.7No Event of Default. After giving effect to the terms of this Fifth Amendment, no Event of Default shall have occurred and be continuing as of the Fifth Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare the Fifth Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 13.1 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Fifth Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.
Section 4.Post-Closing Obligations.
4.1Within 60 days (or such longer period as the Administrative Agent may agree) of the Fifth Amendment Effective Date, the Borrower (and/or one or more of its Restricted Subsidiaries) shall have acquired (directly or indirectly) at least 90% of the PV-9 of the total Proved Reserves attributable to the Assets evaluated in the most recently delivered Reserve Report.
4.2Within thirty (30) days (or such longer period as the Administrative Agent may agree) of the Fifth Amendment Effective Date, the Borrower shall deliver to the Administrative Agent duly executed and notarized Mortgages or supplements to existing Mortgages in form reasonably satisfactory to the Administrative Agent, to the extent necessary to satisfy the Collateral Coverage Minimum based upon the PV-9 of the total Proved Reserves evaluated in the most recently delivered Reserve Report.
4.3Within thirty (30) days (or such longer period as the Administrative Agent may agree) of the Fifth Amendment Effective Date, the Borrower shall deliver to the Administrative Agent title information reasonably satisfactory to the Administrative Agent setting forth the status of title to at least 85% of the PV-9 of the total Proved Reserves evaluated in the most recently delivered Reserve Report.
Section 5.Miscellaneous.
5.1Confirmation.  The provisions of the Credit Agreement, as amended by this Fifth Amendment, shall remain in full force and effect following the Fifth Amendment Effective Date.
5.2Ratification and Affirmation; Representations and Warranties.  The Borrower hereby: (a) acknowledges the terms of this Fifth Amendment; (b) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Credit Document to which it is a party and agrees that each such Credit Document remains in full force and effect as expressly amended hereby; (c) agrees that from and after the date hereof, each reference to the Credit Agreement in the other Credit Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Fifth Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Fifth Amendment: (i) the representations and warranties set forth in each Credit Document to which it is a party are true and correct in all material respects (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), provided that such representations shall be true and correct in all respects to the extent already qualified by materiality, and (ii) no Event of Default has occurred and is continuing.

5.3Counterparts.  This Fifth Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature.
5.4No Oral Agreement.  This Fifth Amendment and the other Credit Documents represent the agreement of the Borrower, the Guarantors, the Collateral Agent, the Administrative Agent and the Lenders party hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Borrower, the Guarantors, any Agent nor any Lender party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.
5.5GOVERNING LAW.  THIS FIFTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
5.6Severability.  Any provision of this Fifth Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.7Successors and Assigns.  This Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
5.8Credit Document. This Fifth Amendment is a “Credit Document” as defined and described in the Credit Agreement, and all of the terms and provisions of the Credit Agreement relating to Credit Documents shall apply hereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed.

BORROWER:	CRESCENT ENERGY FINANCE LLC
By: /s/ Brandi Kendall Name: Brandi Kendall Title: Vice President
GUARANTORS:

INDEPENDENCE MINERALS HOLDINGS LLC IE BUFFALO MINERALS LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS L.P. By: Independence Upstream Holdings GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

COLT ADMIRAL A HOLDING L.P. TITAN ENERGY HOLDINGS L.P. By: Colt Admiral A Holding GP LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

INDEPENDENCE UPSTREAM HOLDINGS GP LLC
COLT ADMIRAL A HOLDING GP LLC
BRIDGE ENERGY LLC
BRIDGE ENERGY HOLDINGS LLC
JAVELIN OIL & GAS, LLC
SPRINGFIELD GS HOLDINGS LLC
JAVELIN EFA GP LLC
JAVELIN PALO VERDE GP LLC
JAVELIN MARKETING, LLC
JAVELIN EF GP LLC
CMP LEGACY CO. LLC
JAVELIN UINTA, LLC

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

JAVELIN EFA HOLDINGS LLC By: JAVELIN OIL & GAS, LLC, its sole member

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF L.P. By: Javelin EF GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

JAVELIN PALO VERDE LP By: Javelin Palo Verde GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

JAVELIN EF AGGREGATOR L.P NEWARK C-I HOLDING L.P. JAVELIN PALO VERDE AGGREGATOR L.P. By: Javelin EFA GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM L.P. By: Independence Upstream GP LLC, its general partner By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

INDEPENDENCE UPSTREAM GP LLC By: Independence Upstream Holdings L.P., its sole member By: Independence Upstream Holdings GP LLC, its general partner

By:	/s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

FOURPASS ENERGY LLC

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Authorized Person

CONTANGO CRESCENT RENEE LLC

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

MADDEN ASSETCO LLC

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

MADDEN AGENTCO INC.

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President

CONTANGO CRESCENT VENTURECO I LLC

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Senior Vice President
[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

CRESCENT CONVENTIONAL LLC

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

CMP VENTURE CO. LLC

By: /s/ Brandi Kendall
Name: Brandi Kendall
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

RENEE HOLDING GP LLC
EIGF MINERALS GP LLC
INDEPENDENCE MINERALS GP LLC
IE BUFFALO HOLDINGS LLC
VINE ROYALTY GP LLC
RENEE C-I HOLDING AGENT CORP.
RENEE ACQUISITION LLC
KNR RESOURCE INVESTORS GP LLC
KNR RESOURCE HOLDINGS GP I LLC
NEWARK ACQUISITION GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

NEWARK HOLDING AGENT CORP.

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Chief Executive Officer

EIGF MINERALS L.P. By: EIGF Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

INDEPENDENCE MINERALS L.P. DMA ROYALTY INVESTMENTS L.P. FALCON HOLDING L.P. MINERAL ACQUISITION COMPANY I, LP By: Independence Minerals GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

VINE ROYALTY L.P. By: Vine Royalty GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

KNR RESOURCE INVESTORS L.P. By: KNR Resource Investors GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

RENEE C-I HOLDING L.P. By: Renee Holding GP LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

KNR RESOURCE HOLDINGS I L.P. By: KNR Resource Holdings GP I LLC

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

NEWARK ACQUISITION I L.P. By: Newark Acquisition GP I LLC, its general partner

By:	/s/ David Rockecharlie
Name: David Rockecharlie
Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

CONTANGO RESOURCES, LLC
CONTANGO ALTA INVESTMENTS, LLC
CONTANGO MIDSTREAM COMPANY, LLC
CONTARO COMPANY, LLC
IE L MERGER SUB LLC
CONTANGO AGENTCO ONSHORE, INC.

By: /s/ Clay Rynd
Name: Clay Rynd
Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

JAVELIN VENTURECO LLC

By: /s/ Ernesto W. Alegria
Name: Ernesto W. Alegria
Title: Senior Vice President and Treasurer

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

ADMINISTRATIVE AGENT, COLLATERAL AGENT, LETTER OF CREDIT ISSUER and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, a Letter of Credit Issuer and Lender By: /s/ Paige Ebanks Name: Paige Ebanks Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LETTER OF CREDIT ISSUER and LENDER:	JPMORGAN CHASE BANK, N.A., as a Letter of Credit Issuer and Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	BANK OF AMERICA, N.A., as a Lender By: /s/ Ajay Prakash Name: Ajay Prakash Title: Director

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	ROYAL BANK OF CANADA, as a Lender By: /s/ Kristan Spivey Name: Kristan Spivey Title: Authorized Signatory

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Thomas Kleiderer Name: Thomas Kleiderer Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ David M. Bornstein Name: David M. Bornstein Title: Senior Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	MIZUHO BANK, LTD., as a Lender By: /s/ Edward Sacks Name: Edward Sacks Title: Executive Director

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ James Giordano Name: James Giordano Title: Managing Director

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Aaron McLean Name: Aaron McLean Title: Vice President

[Signature Page to Crescent Energy Finance, LLC – Fifth Amendment to Credit Agreement]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Lyle Levy Name: Lyle Levy Title: Director